UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22715
Guggenheim Credit Allocation Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant's telephone number, including area code:    (312) 827-0100
Date of fiscal year end:  May 31
Date of reporting period:  June 1, 2017 - November 30, 2017

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM

11.30.2017 (Unaudited)

Guggenheim Funds Semiannual Report

Guggenheim Credit Allocation Fund

GuggenheimInvestments.com

CEF-GGM-SAR-1117

GUGGENHEIMINVESTMENTS.COM/GGM
... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM CREDIT ALLOCATION FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/ggm, you will find:
• Daily, weekly and monthly data on share prices, distributions and more
• Portfolio overviews and performance analyses
• Announcements, press releases and special notices
• Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund's website in an ongoing effort to provide you with the most current information about how your Fund's assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	November 30, 2017

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Credit Allocation Fund (the "Fund"). This report covers the Fund's performance for the six-month period ended November 30, 2017.
The Fund's investment objective is to seek total return through a combination of current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities, debt securities and loans (collectively, "credit securities"). The Fund seeks to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2017, the Fund provided a total return based on market price of -0.98% and a total return based on NAV of 3.86%. As of November 30, 2017, the Fund's market price of $21.87 represented a discount of 2.32% to its NAV of $22.39.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund's shares fluctuates from time to time, and may be higher or lower than the Fund's NAV.
From June 2017 through November 2017, the Fund paid a monthly distribution of $0.1813. The November distribution represents an annualized distribution rate of 9.95% based on the Fund's closing market price of $21.87 on November 30, 2017. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund's distribution rate is not constant and the amount of distributions, when declared by the Fund's Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(e) on page 40 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (the "Adviser") serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC ("GPIM" or the "Sub-Adviser") serves as the Fund's investment sub-adviser and is responsible for the management of the Fund's portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC ("Guggenheim"), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 58 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP

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DEAR SHAREHOLDER (Unaudited) continued	November 30, 2017

reinvests participants' distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.
To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You'll find information on GPIM's investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund's performance.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at guggenheiminvestments.com/ggm.
Sincerely,
Guggenheim Funds Investment Advisors, LLC
December 31, 2017

4 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	November 30, 2017

Guggenheim Credit Allocation Fund (the "Fund") is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC ("GPIM"). This team includes B. Scott Minerd, Chairman of Guggenheim Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Assistant Chief Investment Officer; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; James W. Michal, Senior Managing Director and Portfolio Manager; Thomas J. Hauser, Senior Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund's performance for the six-month period ended November 30, 2017.
What is the Fund's investment objective and how is it pursued?
The Fund's investment objective is to seek total return through a combination of current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities (collectively, "credit securities"). Credit securities in which the Fund may invest consist of corporate bonds, loans and loan participations, asset-backed securities (all or a portion of which may consist of collateralized loan obligations), mortgage-backed securities (both residential mortgage-backed securities and commercial mortgage-backed securities), U.S. Government and agency securities, mezzanine and preferred securities, convertible securities, commercial paper, municipal securities and sovereign government and supranational debt securities. The Fund will seek to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as "high yield securities" or "junk bonds"). The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.
The Fund may, but is not required to, use various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The Fund may use such transactions as a means to synthetically implement the Fund's investment strategies. In addition, as an alternative to holding investments directly, the Fund may also obtain investment exposure by investing in other investment companies. To the extent that the Fund invests in synthetic investments with economic characteristics similar to credit securities, the value of such investments will be counted as credit securities for purposes of the Fund's policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit securities (the "80% Policy").

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2017

The Fund may invest in open-end funds, closed-end funds and exchange traded funds. For purposes of the Fund's 80% Policy, the Fund will include its investments in other investment companies that have a policy of investing at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in one or more types of credit securities.
The Fund uses financial leverage (borrowing and reverse repurchase agreements) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders' return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of financial leverage, common shareholders' return will be less than if financial leverage had not been used.
What were the significant events affecting the economy and market environment over the past six months?
At period end, the economy was enjoying the lowest unemployment rate since December 2000, the highest small business optimism since 1983, strong corporate earnings growth, and the prospect of a new tax regime that could stimulate growth and business investment. Regulatory relief for banks was also in the offing, alleviating undue burdens on mid-sized lenders. All this positive news prompted the U.S. Federal Reserve (the "Fed") to gradually raise rates toward neutral in 2017, but an overheating labor market could force the Fed to take the punchbowl away in 2018.
The fourth quarter of 2017 saw the commencement of the Fed's balance sheet roll-off in October and another rate hike in December, taking the fed funds target to a range of 1.25% to 1.50%. Soft inflation surprised many market participants in 2017, but due to base effects and a tight labor market, core inflation may start to rise. With the unemployment rate approaching 3.5%, Fed hikes may occur at a faster pace in 2018 than policymakers or financial markets currently expect.
While the 2018 economic outlook is positive, the Fed is moving to increasingly tight policy, and investors need to remain vigilant for late-cycle trends in the business cycle. In the meantime, the reduction in the corporate tax rate to 21% should be good for earnings, and the immediate expensing of capital expenditures could cause a surge in capital spending. However, higher levered segments of the fixed-income market may face negative effects from new rules governing tax deductibility of interest expense above certain limits. Investors must ensure that they are being adequately compensated for taking on credit risk in this environment.
How did the Fund perform for the six months ended November 30, 2017?
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2017, the Fund provided a total return based on market price of -0.98% and a total return based on NAV of 3.86%. As of November 30, 2017, the Fund's market price of $21.87 represented a discount of 2.32% to its NAV of $22.39. As of May 31, 2017, the Fund's market price of $23.18 represented a premium of 2.48% to its NAV of $22.62.

6 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2017

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund's shares fluctuates from time to time, and may be higher or lower than the Fund's NAV.
What were the distributions over the period?
From June 2017 through November 2017, the Fund paid a monthly distribution of $0.1813. The November distribution represents an annualized distribution rate of 9.95% based on the Fund's closing market price of $21.87 on November 30, 2017. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund's distribution rate is not constant and the amount of distributions, when declared by the Fund's Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(e) on page 40 for more information on distributions for the period.
Why did the Fund accrue excise tax during the period?
As a registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the fund's fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Fund's income and capital gains can vary significantly from year to year, the Fund seeks to maintain more stable monthly distributions over time. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.
What influenced the Fund's performance?
During the period, the Fund saw positive performance primarily attributable to the tightening of credit spreads, particularly among the portfolio's investments in high yield corporate bonds and senior bank loans, which together comprise most of the Fund. The mix between bonds and loans varies according to the relative valuation of the two asset classes and availability of attractively priced assets. The Bloomberg Barclays U.S. Corporate High Yield Index returned 2.28% for the six-month period, while the Credit Suisse Leveraged Loan Index returned 1.78%. In the high yield market, the biggest gains in the period came from BB bonds (+2.79%) which outperformed B bonds (+1.65%) and CCC bonds (+2.27). In the bank loan market, B loans (+2.08%) outperformed BB loans (+1.79%) and CCC loans (+0.56%).
Fund performance for the period was primarily a result of a stable and consistent credit selection process, as Guggenheim's bottom-up, fundamental approach seeks the construction of portfolios that produce solid yield while at the same being defensively positioned. The Fund's investments in the communications sector contributed to outperformance, driven by strong security selection, as the Fund

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2017

avoided overleveraged issuers that detracted from the Index's performance. Exposure to bank loans also positively contributed to performance.
How is the Fund positioned for the coming months?
The Fund is well positioned across its three primary asset class exposures, with the heaviest allocation to high yield bonds, followed by bank loans and asset-backed securities ("ABS"). Spreads on high-yield corporate bonds and bank loans were driven towards cycle lows during the period. We remain vigilant to ensure that we are being adequately compensated for the level of risk taken. The Fund continues to avoid highly levered industries and companies with heavy capital expenditure needs that can impair cash flow generation.
GPIM is conscious that the securities in the Fund will need to survive another downturn. At current levels, we do not think there is compensation for that risk. However, we also believe this environment can persist for the foreseeable future. We continue to focus on more defensive credits with consistent cash flow and sustainable debt profiles.
Among the high yield allocation, the Fund's exposure to B credits is its largest, and the Fund has incrementally added to exposure, versus CCC credits. The Fund maintains a sizeable exposure to BB credits as well. Our research indicates that BB rated bonds have performed well versus other fixed income securities when the Federal Reserve tightens monetary policy. At the end of the period, the Fund was positioned up in quality and exposure to CCC-rated credit was moderated.
Any other comments about the Fund?
GPIM expects the economy to remain on solid footing driven by growing consumer sentiment coupled with improving corporate fundamentals and low default rates. However, it appears the majority of this has already been priced into spreads, and we remain focused on credit selection. With a sizeable portion of the Fund exposed to floating rate assets in the form of bank loans and ABS, the prospect of higher interest rates makes this basket of assets more attractive. Both stand to benefit from higher interest rates, as their coupons reset at a higher rate. The combination of rising LIBOR rates and spread tightening could cause loan coupons to approach those of high yield bonds, as they have converged in each of the past three tightening cycles.
What is the Fund's duration?
The portfolio has consistently maintained a defensive stance to interest rate volatility with an underweight to duration relative to the benchmark. A sizable allocation to bank loans that are senior in the capital structure relative to most high yield bonds reduced volatility in returns. We believe credit selection will be increasingly important into 2018 and expect the Fund to perform well in this type of environment.
The effective duration for the Fund as of November 30, 2017, was below three years. GPIM's view is that we are unlikely to see rates move in a sudden and aggressive upward trajectory, as the Fed is providing ample guidance about the future path of interest rates. The Fund may invest in credit securities of any

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2017

duration or maturity and is not required to maintain any particular maturity or duration for its portfolio as a whole. It typically maintains a leverage-adjusted average portfolio duration of one to four years. However, average portfolio duration is adjusted based on market conditions. Duration is a measure of a bond's price sensitivity to changes in interest rates, expressed in years. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield to maturity of the bond.
Discuss the impact of leverage for the period.
The Fund utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
With the low cost of borrowing and stability in the fundamentals of American companies, the amount of leverage used by the Fund is highly accretive to income generation.
The Fund currently employs leverage through borrowing and reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash that can be used for additional investments.
As of November 30, 2017, the amount of leverage was approximately 28% of total managed assets (including the proceeds of leverage). While leverage increases the income of the Fund in yield terms, it also amplifies the effects of changing market prices in the portfolio and can cause the Fund's NAV to change to a greater degree than the market as a whole. This can create volatility in Fund pricing but should not affect the Fund's ability to pay dividends under normal circumstances.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2017

Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or "MBS" (agency fixed-rate and hybrid adjustable-rate mortgage, or "ARM", pass-throughs), asset-backed securities ("ABS"), and commercial mortgage-backed securities ("CMBS") (agency and non-agency).
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB +/BB + or below.
The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the $US-denominated leveraged loan market.
The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

10 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2017

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.
Please see guggenheiminvestments.com/ggm for a detailed discussion of the Fund's risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 11

FUND SUMMARY (Unaudited)	November 30, 2017

Fund Statistics
Share Price	$21.87
Net Asset Value	$22.39
Discount to NAV	(2.32%)
Net Assets ($000)	$164,880

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED NOVEMBER 30, 2017

	Six			Since
	Month	One	Three	Inception
	(non-annualized)	Year	Year	(06/26/13)
Guggenheim Credit Allocation Fund
NAV	3.86%	12.34%	8.56%	7.96%
Market	(0.98%)	14.33%	9.07%	6.46%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/ggm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.00 per share for share price returns or initial net asset value (NAV) of $23.82 per share for NAV returns. Returns for periods of less than one year are not annualized.

Portfolio Breakdown	% of Net Assets
Common Stocks	1.1%
Corporate Bonds	82.4%
Senior Floating Rate Interests	43.9%
Asset Backed Securities	7.5%
Exchange-Traded Funds	3.1%
Preferred Stocks	2.5%
Senior Fixed Rate Interests	0.6%
Other	0.3%
Total Investments	141.4%
Other Assets & Liabilities, net	(41.4%)
Net Assets	100.0%

12 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	November 30, 2017

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	November 30, 2017

(% of
Ten Largest Holdings	Total Net Assets)
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global
Education Finance, 7.88%	2.6%
American Midstream Partners Limited Partnership / American Midstream
Finance Corp., 8.50%	2.5%
MDC Partners, Inc., 6.50%	2.5%
Terraform Global Operating LLC, 9.75%	2.4%
Reddy Ice Holdings, Inc., 10.85%	2.3%
EIG Investors Corp., 10.88%	2.2%
Great Lakes Dredge & Dock Corp., 8.00%	2.2%
Cengage Learning, Inc., 9.50%	2.1%
SFR Group S.A., 7.38%	2.0%
SPDR Bloomberg Barclays High Yield Bond ETF	1.9%
Top Ten Total	22.7%
"Ten Largest Holdings" excludes any temporary cash or derivative investments.

Portfolio Composition by Quality Rating*
% of Total
Rating	Investments
Fixed Income Instruments
A	1.3%
BBB	3.5%
BB	27.9%
B	38.4%
CCC	15.2%
D	0.3%
NR**	9.2%
Other Instruments
Short-Term Investments	3.4%
Common Stocks	0.8%
Total Investments	100.0%

*
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for "NR", or not rated, have been rated by Moody's, Standard & Poor's ("S&P"), or Fitch, which are all a Nationally Recognized Statistical Rating Organization ("NRSRO"). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody's and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

**	NR securities do not necessarily indicate low credit quality.

14 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2017

	Shares	Value

COMMON STOCKS† – 1.1%
Energy – 0.8%
SandRidge Energy, Inc.*	58,927	$1,096,632
Approach Resources, Inc.*	95,220	238,050
Titan Energy LLC*	27,133	40,700
Total Energy		1,375,382

Technology – 0.3%
Aspect Software Parent, Inc.*,†††,1,2	57,610	371,582
Qlik Technologies, Inc. Class A*,†††,1	56	62,162
Qlik Technologies, Inc. Class B*,†††,1	13,812	7,237
Qlik Technologies, Inc.*,†††	3,600	–
Total Technology		440,981

Consumer, Non-cyclical – 0.0%
Targus Group International Equity, Inc*,†††,1,2	33,098	62,433

Financial – 0.0%
Project Silverback Holdings*,†††	6,727	5,045

Industrial – 0.0%
Ursa Insulation B.V.*,†††,1	135,131,158	1,608
Total Common Stocks
(Cost $5,304,315)		1,885,449

PREFERRED STOCKS† – 2.5%
Financial – 1.9%
Bank of America Corp., Series X 6.25%*,3,5,14	1,150,000	1,273,625
Citigroup, Inc. Series M 6.30%*,3,5,14	1,100,000	1,189,650
PNC Financial Services Group, Inc. 5.00%*,5,14	550,000	585,750
Total Financial		3,049,025

Industrial – 0.6%
Seaspan Corp. 6.38% due 04/30/19††	41,900	1,060,070
Total Preferred Stocks
(Cost $3,829,883)		4,109,095

WARRANTS†† – 0.0%
Comstock Resources, Inc.
$0.01, 09/06/18	6,119	37,265
Total Warrants
(Cost $49,783)		37,265

EXCHANGE-TRADED FUNDS† – 3.1%
SPDR Bloomberg Barclays High Yield Bond ETF	84,000	3,102,960
iShares iBoxx $ High Yield Corporate Bond ETF	22,750	1,996,995
Total Exchange-Traded Funds
(Cost $5,048,918)		5,099,955

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Shares	Value

MONEY MARKET FUND† – 0.3%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.98%[6]	452,062	$452,062
Total Money Market Fund
(Cost $452,062)		452,062
	Face
	Amount~	Value

CORPORATE BONDS†† – 82.4%
Communications – 21.2%
SFR Group S.A.
7.38% due 05/01/26[3,7]	3,250,000	3,273,985
6.00% due 05/15/22[7]	1,000,000	1,008,130
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[3,7]	4,265,000	4,254,338
MDC Partners, Inc.
6.50% due 05/01/24[3,7]	4,085,000	4,105,425
EIG Investors Corp.
10.88% due 02/01/24[3]	3,300,000	3,654,750
Cengage Learning, Inc.
9.50% due 06/15/24[3,7]	3,850,000	3,445,750
DISH DBS Corp.
5.88% due 11/15/24[3]	2,300,000	2,317,250
7.75% due 07/01/26	850,000	916,938
Sprint Communications, Inc.
9.00% due 11/15/18[3,7]	2,200,000	2,323,750
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00% due 02/01/28[3]	1,850,000	1,813,000
CSC Holdings LLC
5.25% due 06/01/24[3]	1,350,000	1,315,828
6.75% due 11/15/21[3]	400,000	430,000
Virgin Media Secured Finance plc
5.00% due 04/15/27	GBP 1,000,000	1,398,551
UPCB Finance VII Ltd
3.63% due 06/15/29	EUR 1,000,000	1,196,492
Telenet Finance Lux Note
3.50% due 03/01/28	EUR 1,000,000	1,184,242
5.50% due 03/01/28	1,000,000	1,000,000
Comcast Corp.
3.20% due 07/15/36	700,000	659,878
Charter Communications Operating LLC / Charter Communications Operating Capital
4.20% due 03/15/28	450,000	443,985
AMC Networks, Inc.
4.75% due 08/01/25	250,000	248,125
Total Communications		34,990,417

See notes to financial statements.

16 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount~	Value

CORPORATE BONDS†† – 82.4% (continued)
Financial – 13.4%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[3,7]	1,700,000	$1,746,750
7.50% due 04/15/21[3,7]	1,500,000	1,560,000
7.25% due 08/15/24[7]	875,000	896,875
6.88% due 04/15/22[3,7]	650,000	660,562
Lincoln Finance Ltd.
6.88% due 04/15/21	EUR 1,750,000	2,194,998
7.38% due 04/15/21[7]	450,000	471,375
FBM Finance, Inc.
8.25% due 08/15/21[3,7]	2,200,000	2,348,500
CyrusOne, LP / CyrusOne Finance Corp.
5.00% due 03/15/24	2,254,000	2,344,160
Majid AL Futtaim Holding
7.13%[5]	1,500,000	1,536,870
Greystar Real Estate Partners LLC
5.75% due 12/01/25[7]	1,000,000	1,030,000
8.25% due 12/01/22[7]	450,000	477,846
NewStar Financial, Inc.
7.25% due 05/01/20[3]	1,125,000	1,167,188
GEO Group, Inc.
6.00% due 04/15/26	775,000	804,062
5.88% due 10/15/24	350,000	362,250
American Equity Investment Life Holding Co.
5.00% due 06/15/27	750,000	773,160
CoreCivic, Inc.
4.75% due 10/15/27	750,000	738,750
Jefferies LoanCore LLC / JLC Finance Corp.
6.88% due 06/01/20[7]	700,000	721,000
Prosight Global Inc.
7.50% due 11/26/20†††	650,000	681,836
USIS Merger Sub, Inc.
6.88% due 05/01/25[7]	400,000	405,000
NFP Corp.
6.88% due 07/15/25[7]	375,000	381,563
iStar, Inc.
5.25% due 09/15/22	215,000	217,419
4.63% due 09/15/20	85,000	86,275
SBA Communications Corp.
4.00% due 10/01/22	250,000	251,250
Fidelity & Guaranty Life Holdings, Inc.
6.38% due 04/01/21[7]	200,000	203,000
Total Financial		22,060,689

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount~	Value

CORPORATE BONDS†† – 82.4% (continued)
Consumer, Non-cyclical – 14.0%
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22[3]	3,375,000	$3,552,188
Valeant Pharmaceuticals International, Inc.
7.00% due 03/15/24[3,7]	2,175,000	2,329,969
6.50% due 03/15/22[3,7]	650,000	682,500
5.50% due 11/01/25[7]	425,000	430,355
Vector Group Ltd.
6.13% due 02/01/25[3,7]	2,850,000	2,971,125
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[3,7]	2,851,000	2,879,510
Albertsons Companies LLC / Safeway Incorporated / New Albertson's Inc /
Albertson's LLC
6.63% due 06/15/24[3]	2,600,000	2,457,000
Post Holdings, Inc.
5.63% due 01/15/28[7]	1,250,000	1,259,375
5.75% due 03/01/27[7]	900,000	918,270
Beverages & More, Inc.
11.50% due 06/15/22[7]	2,050,000	1,886,000
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[7]	1,075,000	1,077,687
Halyard Health, Inc.
6.25% due 10/15/22[3]	925,000	964,313
Nielsen Company Luxembourg SARL
5.00% due 02/01/25[7]	575,000	598,000
HCA, Inc.
5.50% due 06/15/47	550,000	556,875
Avantor, Inc.
6.00% due 10/01/24[7]	500,000	500,312
Total Consumer, Non-cyclical		23,063,479

Energy – 11.7%
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
8.50% due 12/15/21[3]	4,000,000	4,180,000
CNX Resources Corp.
8.00% due 04/01/23[3]	2,500,000	2,668,750
Unit Corp.
6.63% due 05/15/21[3]	2,500,000	2,506,250
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25[3]	1,500,000	1,597,500
Alta Mesa Holdings Limited Partnership / Alta Mesa Finance Services Corp.
7.88% due 12/15/24[3]	1,275,000	1,405,687
Comstock Resources, Inc.
10.00% due 03/15/20	1,075,000	1,108,594
Covey Park Energy LLC / Covey Park Finance Corp.
7.50% due 05/15/25[3,7]	970,000	1,013,650

See notes to financial statements.

18 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount~	Value

CORPORATE BONDS†† – 82.4% (continued)
Energy – 11.7% (continued)
Gibson Energy, Inc.
5.25% due 07/15/24[7]	CAD 1,200,000	$ 935,967
EP Energy LLC / Everest Acquisition Finance, Inc.
8.00% due 02/15/25[3,7]	1,200,000	789,000
6.38% due 06/15/23	230,000	126,500
Whiting Petroleum Corp.
5.75% due 03/15/21[3]	550,000	552,750
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
6.63% due 12/01/21	750,000	502,500
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.75% due 04/01/25[3]	400,000	412,000
6.25% due 04/01/23	50,000	51,750
SRC Energy, Inc.
6.25% due 12/01/25	350,000	358,750
TerraForm Power Operating LLC
6.64% due 06/15/25[3,7,8]	250,000	274,062
Murphy Oil Corp.
5.75% due 08/15/25	225,000	232,312
Trinidad Drilling Ltd.
6.63% due 02/15/25[7]	200,000	191,000
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22[9]	2,200,000	148,500
QEP Resources, Inc.
5.63% due 03/01/26	145,000	147,158
Schahin II Finance Co. SPV Ltd.
5.88% due 09/25/22[9,13]	825,233	115,533
Total Energy		19,318,213

Consumer, Cyclical – 8.4%
Nathan's Famous, Inc.
6.63% due 11/01/25[3,7]	2,250,000	2,300,625
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.50% due 05/01/21	1,150,000	1,089,625
6.75% due 06/15/23[3]	750,000	695,625
WMG Acquisition Corp.
6.75% due 04/15/22[3,7]	1,550,000	1,622,648
Delphi Technologies plc
5.00% due 10/01/25[7]	1,050,000	1,066,412
Ferrellgas, LP / Ferrellgas Finance Corp.
6.75% due 01/15/22[3]	990,000	931,838
L Brands, Inc.
6.75% due 07/01/36	650,000	648,375
7.60% due 07/15/37	250,000	251,250
Tesla, Inc.
5.30% due 08/15/25[3,7]	800,000	763,760

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount~	Value

CORPORATE BONDS†† – 82.4% (continued)
Consumer, Cyclical – 8.4% (continued)
AMC Entertainment Holdings, Inc.
6.13% due 05/15/27[3]	750,000	$744,375
TVL Finance PLC
8.50% due 05/15/23	GBP 450,000	670,437
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27[3]	650,000	635,375
Carrols Restaurant Group, Inc.
8.00% due 05/01/22	600,000	633,750
Titan International, Inc.
6.50% due 11/30/23	600,000	596,820
PetSmart, Inc.
5.88% due 06/01/25[7]	575,000	494,500
Beacon Escrow Corp.
4.88% due 11/01/25[7]	370,000	377,400
Williams Scotsman International, Inc.
7.88% due 12/15/22[7]	150,000	155,250
CalAtlantic Group, Inc.
5.00% due 06/15/27	145,000	150,075
Total Consumer, Cyclical		13,828,140

Industrial – 3.5%
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[7]	1,195,000	1,308,525
Summit Materials LLC / Summit Materials Finance Corp.
8.50% due 04/15/22	1,000,000	1,111,250
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[3,7]	850,000	913,750
Ardagh Packaging Finance PLC
6.75% due 05/15/24	EUR 600,000	794,269
Kratos Defense & Security Solutions, Inc.
6.50% due 11/30/25[7]	450,000	462,375
Tutor Perini Corp.
6.88% due 05/01/25[7]	350,000	372,015
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27†††,13	383,285	338,525
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
7.25% due 05/15/24[7]	225,000	246,375
Wrangler Buyer Corp.
6.00% due 10/01/25[7]	200,000	203,000
Total Industrial		5,750,084

See notes to financial statements.

20 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount~	Value

CORPORATE BONDS†† – 82.4% (continued)
Utilities – 4.1%
Terraform Global Operating LLC
9.75% due 08/15/22[7]	3,545,000	$3,917,225
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[3,7]	2,000,000	2,080,000
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27[3]	750,000	757,500
Total Utilities		6,754,725

Basic Materials – 2.9%
Eldorado Gold Corp.
6.13% due 12/15/20[3,7]	1,900,000	1,857,820
Alcoa Nederland Holding B.V.
7.00% due 09/30/26[3,7]	1,000,000	1,130,000
GCP Applied Technologies, Inc.
9.50% due 02/01/23[7]	875,000	974,531
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[3,7]	700,000	743,750
Mirabela Nickel Ltd.
2.38% due 06/24/19	1,279,819	115,184
New Day Aluminum
10.00% due 10/28/20†††,1,10	5,568	5,568
Total Basic Materials		4,826,853

Diversified – 1.8%
HRG Group, Inc.
7.88% due 07/15/19[3]	3,000,000	3,015,000

Technology – 1.4%
Infor US, Inc.
6.50% due 05/15/22[3]	1,800,000	1,854,000
Ascend Learning LLC
6.88% due 08/01/25[7]	250,000	260,000
Entegris, Inc.
4.63% due 02/10/26[7]	200,000	203,750
Total Technology		2,317,750
Total Corporate Bonds
(Cost $130,530,943)		135,925,350

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,4 – 43.9%
Technology – 10.3%
Advanced Computer Software
10.94% (3 Month USD LIBOR + 950 bps) due 01/31/23	2,250,000	$2,112,188
6.94% (3 Month USD LIBOR + 550 bps) due 03/18/22	872,469	862,653
Lytx, Inc.
8.10% (1 Month USD LIBOR + 675 bps) due 08/31/23†††,1	2,842,105	2,774,760
TIBCO Software, Inc.
4.85% (1 Month USD LIBOR + 350 bps) due 12/04/20	2,626,104	2,630,700
Planview, Inc.
11.10% (1 Month USD LIBOR + 975 bps) due 07/27/23†††,1	2,000,000	1,973,982
Aspect Software Parent, Inc.
11.85% (1 Month USD LIBOR + 1050 bps) due 05/25/20[2]	1,271,548	1,262,012
11.78% (1 Month USD LIBOR + 1000 bps) due 05/25/18†††,1,2	536,250	536,250
Bullhorn, Inc.
8.20% (3 Month USD LIBOR + 675 bps) due 11/21/22	1,798,764	1,786,560
Camelia Bidco Banc Civica
5.31% (3 Month USD LIBOR + 475 bps) due 10/14/24	GBP 1,000,000	1,366,157
Project Alpha (Qlik)
5.04% (6 Month USD LIBOR + 350 bps) due 04/26/24	922,538	901,780
Cologix Holdings, Inc.
8.33% (1 Month USD LIBOR + 700 bps) due 03/20/25	750,000	754,373
Total Technology		16,961,415

Industrial – 6.9%
Hayward Industries, Inc.
9.60% (1 Month USD LIBOR + 825 bps) due 08/04/25	2,325,000	2,301,750
Doncasters Group Ltd.
9.58% (3 Month USD LIBOR + 825 bps) due 10/09/20	1,351,724	1,254,400
Diversitech Holdings, Inc.
8.84% (1 Month USD LIBOR + 750 bps) due 06/02/25	1,000,000	1,007,500
Advanced Integration Technology LP
6.10% (1 Month USD LIBOR + 475 bps) due 04/03/23	1,000,216	1,000,216
Bioplan USA, Inc.
6.10% (1 Month USD LIBOR + 475 bps) due 09/23/21	890,337	877,543
Resource Label Group LLC
9.83% (3 Month USD LIBOR + 850 bps) due 11/26/23	850,000	845,750
SRS Distribution, Inc.
10.10% (1 Month USD LIBOR + 875 bps) due 02/24/23	810,000	831,603
HBC Hardware Holdings
7.83% (3 Month USD LIBOR + 650 bps) due 03/30/20	832,500	807,525
National Technical
7.49% (1 Month USD LIBOR + 625 bps) due 06/12/21†††,1	732,407	714,097
Ranpak
8.53% (1 Month USD LIBOR + 725 bps) due 10/03/22	553,333	547,800

See notes to financial statements.

22 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,4 – 43.9% (continued)
Industrial – 6.9% (continued)
Ceva Group Plc (United Kingdom)
4.36% (3 Month USD EURIBOR + 475 bps) due 03/19/19	EUR 230,000	$260,134
5.19% (1 Month USD LIBOR + 500 bps) due 03/19/19	140,000	132,590
Hillman Group, Inc.
6.16% (3 Month USD LIBOR + 325 bps) due 06/30/19†††,1	321,429	310,256
ProAmpac PG Borrower LLC
9.94% (3 Month USD LIBOR + 850 bps) due 11/18/24	250,000	252,500
Wencor Group
4.85% (1 Month USD LIBOR + 475 bps) due 06/19/19†††,1	246,154	237,218
NaNa Development Corp.
8.08% (3 Month USD LIBOR + 675 bps) due 03/15/18	69,983	68,583
Ursa Insulation B.V.
due 04/26/21[11]	EUR 1,244,606	–
Total Industrial		11,449,465

Consumer, Non-cyclical – 6.8%
Reddy Ice Holdings, Inc.
10.85% (3 Month USD LIBOR + 550 bps) and (Commerical
Prime Lending Rate + 450 bps) due 11/01/19	4,000,000	3,760,000
6.88% (Commercial Prime Lending Rate + 450 bps) due 05/01/19	296,891	291,942
CTI Foods Holding Co. LLC
8.60% (1 Month USD LIBOR + 725 bps) due 06/28/21	3,430,000	2,469,600
Amplify Snack Brands, Inc.
6.75% (1 Month USD LIBOR + 550 bps) due 09/02/23	2,000,000	1,930,000
Immucor, Inc.
6.31% (2 Month USD LIBOR + 500 bps) due 06/15/21	1,197,000	1,213,961
IHC Holding Corp.
8.08% (3 Month USD LIBOR + 675 bps) due 04/30/21†††,1	1,189,554	1,179,399
Avantor, Inc.
5.29% (3 Month USD LIBOR + 400 bps) due 11/22/24	350,000	350,109
Targus Group International, Inc.
14.00% (Commercial Prime Lending Rate + 1050 bps) due 05/24/16[1,2,9]	383,723	–
Total Consumer, Non-cyclical		11,195,011

Consumer, Cyclical – 6.2%
Accuride Corp.
8.15% (3 Month USD LIBOR + 700 bps) due 11/17/23	2,601,892	2,634,416
6.58% (3 Month USD LIBOR + 525 bps) due 11/17/23	840,000	850,500
ABRA Auto Body
8.60% (3 Month USD LIBOR + 725 bps) due 09/19/22	2,350,000	2,351,951
BC Equity Ventures LLC
7.85% (1 Month USD LIBOR + 650 bps) due 08/31/22	1,929,501	1,948,796
Acosta, Inc.
4.51% (1 Month USD LIBOR + 325 bps) due 09/26/19†††,1	844,444	803,524
4.36% (3 Month USD LIBOR + 325 bps) and (Commerical Prime
Lending Rate + 225 bps) due 09/26/19†††,1	133,333	126,872

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,4 – 43.9% (continued)
Consumer, Cyclical – 6.2% (continued)
Sears Holdings Corp.
5.85% (1 Month USD LIBOR + 450 bps) due 06/30/18	807,523	$803,824
Blue Nile, Inc.
7.83% (3 Month USD LIBOR + 650 bps) due 02/17/23	469,063	466,717
CH Holding Corp.
8.60% (1 Month USD LIBOR + 725 bps) due 02/03/25	200,000	204,000
Total Consumer, Cyclical		10,190,600

Utilities – 5.8%
Bhi Investments LLC
10.08% (3 Month USD LIBOR + 875 bps) due 02/28/25	3,000,000	2,970,000
Panda Temple II Power
7.33% (3 Month USD LIBOR + 600 bps) due 04/03/19	2,498,642	2,248,778
Invenergy Thermal
6.83% (3 Month USD LIBOR + 550 bps) due 10/19/22	2,294,679	2,156,999
MRP Generation Holding
8.33% (3 Month USD LIBOR + 700 bps) due 10/18/22	742,500	685,884
Exgen Texas Power LLC
6.08% (3 Month USD LIBOR + 475 bps) due 09/18/21	1,039,290	642,416
Viva Alamo LLC
5.60% (1 Month USD LIBOR + 425 bps) due 02/22/21	468,662	460,901
Stonewall
6.83% (3 Month USD LIBOR + 550 bps) due 11/13/21	450,000	434,250
Total Utilities		9,599,228

Energy – 4.0%
Moss Creek Resources LLC
9.50% (1 Month USD LIBOR + 800 bps) due 04/07/22†††,1	2,916,667	2,880,208
Cactus Wellhead
7.35% (1 Month USD LIBOR + 600 bps) due 07/31/20	1,713,189	1,693,196
Gavilan Resources LLC
7.24% (1 Month USD LIBOR + 600 bps) due 03/01/24	1,500,000	1,473,750
Summit Midstream Partners, LP
7.35% (1 Month USD LIBOR + 600 bps) due 05/13/22	461,250	468,552
Total Energy		6,515,706

Communications – 3.7%
Anaren, Inc.
9.58% (3 Month USD LIBOR + 825 bps) due 08/18/21	2,200,000	2,178,000
Cengage Learning Acquisitions, Inc.
5.49% (1 Month USD LIBOR + 425 bps) due 06/07/23	2,250,609	2,140,576
CSC Holdings, LLC
3.51% (1 Month USD LIBOR + 225 bps) due 07/17/25	1,343,250	1,334,855

See notes to financial statements.

24 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,4 – 43.9% (continued)
Communications – 3.7% (continued)
Proquest LLC
10.33% (1 Month USD LIBOR + 900 bps) due 12/15/22	418,200	$405,131
Total Communications		6,058,562

Basic Materials – 0.2%
Big River Steel LLC
6.33% (3 Month USD LIBOR + 500 bps) due 08/23/23	350,000	352,625
Total Senior Floating Rate Interests
(Cost $74,061,172)		72,322,612

ASSET-BACKED SECURITIES†† – 7.5%
Collateralized Loan Obligations – 4.1%
Monroe Capital CLO 2014-1 Ltd.
2017-1A, 4.96% (3 Month USD LIBOR + 360 bps) due 10/22/26[4,7]	1,000,000	996,002
Eaton Vance CLO Ltd.
2014-1A, 6.39% (3 Month USD LIBOR + 503 bps) due 07/15/26[4,7]	1,000,000	980,560
NewStar Arlington Senior Loan Program LLC
2014-1A, 5.62% (3 Month USD LIBOR + 425 bps) due 07/25/25[4,7]	750,000	721,650
Saranac CLO III Ltd.
2014-3A, 6.47% (3 Month USD LIBOR + 515 bps) due 06/22/25[4,7]	750,000	717,941
Fortress Credit Opportunities V CLO Ltd.
2017-5A, 5.90% (3 Month USD LIBOR + 455 bps) due 10/15/26[4,7]	500,000	502,432
FDF I Ltd.
2015-1A, 6.88% due 11/12/30[7]	500,000	501,841
Cerberus Onshore II CLO-2 LLC
2014-1A, 5.45% (3 Month USD LIBOR + 415 bps) due 10/15/23[4,7]	500,000	497,511
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 6.32% (3 Month USD LIBOR + 500 bps) due 10/10/26[4,7]	500,000	493,740
KVK CLO Ltd.
2014-2A, 6.11% (3 Month USD LIBOR + 475 bps) due 07/15/26[4,7]	500,000	466,003
Treman Park CLO Ltd.
2015-1A, due 04/20/27[7,12]	500,000	423,734
Dryden 41 Senior Loan Fund
2015-41A, due 01/15/28[7,12]	600,000	395,703
Babson CLO Ltd.
2012-2A, due 05/15/23[7,12]	1,000,000	12,111
Total Collateralized Loan Obligations		6,709,228

Transport-Aircraft – 1.9%
Apollo Aviation Securitization Equity Trust
2014-1, 7.37% (WAC) due 12/15/29[4]	680,673	680,673
2016-2, 7.87% due 11/15/41	410,771	411,970
2016-1A, 9.20% due 03/17/36[7]	316,074	316,414
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/38[7]	1,047,757	1,061,570

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

	Face
	Amount~	Value

ASSET-BACKED SECURITIES†† – 7.5% (continued)
Transport-Aircraft – 1.9% (continued)
Rise Ltd.
2014-1AB, 6.50% due 02/12/39	314,334	$318,803
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[13]	286,776	275,779
AASET
2014-1 C, 10.00% due 12/15/29	27,319	27,319
Total Transport-Aircraft		3,092,528

Collateralized Debt Obligations – 0.6%
Anchorage Credit Funding 1 Ltd.
2015-1A, 6.30% due 07/28/30[7]	1,000,000	1,031,821

Whole Business – 0.6%
TSGE 2017-1
6.25% due 09/25/31†††,1	1,000,000	1,007,716

Financial – 0.3%
NCBJ 2015-1 A
5.88% due 07/08/22†††	478,311	479,267
Total Asset-Backed Securities
(Cost $11,876,988)		12,320,560

SENIOR FIXED RATE INTERESTS†† – 0.6%
Consumer, Non-cyclical – 0.6%
Hanger, Inc.
11.50% due 08/01/19	925,000	936,562
Total Senior Fixed Rate Interests
(Cost $914,456)		936,562
Total Investments – 141.4%
(Cost $237,018,520)		$233,088,910
Other Assets & Liabilities, net – (41.4)%		(68,209,089)
Total Net Assets – 100.0%		$164,879,821

See notes to financial statements.

26 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
						Net
					Value at	Unrealized
			Settlement	Settlement	November 30,	Appreciation/
Counterparty	Contracts to Sell	Currency	Date	Value	2017	(Depreciation)
J.P. Morgan	1,230,000	CAD	12/12/17	$ 969,222	$ 953,630	$ 15,592
Goldman Sachs	30,000	EUR	12/12/17	35,599	35,730	(131)
Goldman Sachs	998,000	GBP	12/12/17	1,313,134	1,350,427	(37,293)
Barclays	1,575,000	GBP	12/12/17	2,073,086	2,131,185	(58,099)
Bank of America	3,798,000	EUR	12/12/17	4,428,673	4,523,371	(94,698)
						$ (174,629)

						Net
					Value at	Unrealized
			Settlement	Settlement	November 30,	Appreciation/
Counterparty	Contracts to Buy	Currency	Date	Value	2017	(Depreciation)
Goldman Sachs	57,000	EUR	12/12/17	$ (67,170)	$ 67,886	$ 716
						$ 716

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
1	Security was fair valued by the Valuation Committee at November 30, 2017. The total market value of fair valued securities amounts to $13,877,711 (cost $15,577,758) or 8.4% of total net assets.
2	Affiliated issuer.
3
All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of November 30, 2017, the total value of securities segregated was $93,754,545

4
Variable rate security. Rate indicated is rate effective at November 30, 2017. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

5	Perpetual maturity.
6	Rate indicated is the 7 day yield as of November 30, 2017.
7
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $89,764,855 (cost $87,452,364), or 54.4% of total net assets.

8	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
9	Security is in default of interest and/or principal obligations.
10	Payment-in-kind security.
11	Term loan interests in the Fund's portfolio generally have variable rates. All or a portion of this security represents unsettled loan positions and may not have a stated coupon rate.

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

12	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
13
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $729,837 (cost $1,445,022), or 0.4% of total net assets. See Note 12.

14	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

bps	Basis Points
plc	Public Limited Company
REIT	Real Estate Investment Trust
LIBOR	London Interbank Offered Rate
WAC	Weighted Average Coupon
EURIBOR	European Interbank Offered Rate
CAD	Canadian Dollar
EURO	Euro
GBP	British Pound

See Sector Classification in Other Information section.
The following table summarizes the inputs used to value the Fund's investments at November 30, 2017 (See Note 6 in the Notes to Financial Statements):

		Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs

	Level 1 Quoted Prices		Level 2 – Other*
Investments in Securities (Assets)					Total
Asset Backed Securities	$–	$10,833,577	$–	$1,486,983	$12,320,560
Common Stocks	1,375,382	–	–	510,067	1,885,449
Corporate Bonds	–	134,899,421	–	1,025,929	135,925,350
Forward Foreign
Currency Contracts	–	–	16,308	–	16,308
Exchange-Traded Funds	5,099,955	–	–	–	5,099,955
Money Market Fund	452,062	–	–	–	452,062
Preferred Stocks	3,049,025	1,060,070	–	–	4,109,095
Senior Fixed Rate Interests	–	936,562	–	–	936,562
Senior Floating Rate Interests	–	60,786,046	–	11,536,566	72,322,612
Warrants	–	37,265	–	–	37,265
Total Assets	$9,976,424	$208,552,941	$16,308	$14,559,545	$233,105,218

		Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs

	Level 1 Quoted Prices		Level 2 – Other*
Investments in Securities (Liabilities)					Total
Forward Foreign
Currency Contracts	$–	$–	$190,221	$–	$190,221
Unfunded Loan Commitments	–	–	–	438,720	438,720
Reverse Repurchase Agreements	–	61,044,806	–	–	61,044,806
Total Liabilities	$–	$61,044,806	$190,221	$438,720	$61,673,747

*	Other financial instruments include forward foreign currency exchange contracts, which are reported as unrealized gain/loss at period end.

See notes to financial statements.

28 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance at	Valuation	Unobservable	Input
Category	November 30, 2017	Technique	Inputs	Values
Assets:
Asset Backed Securities	$ 1,007,716	Model Price	Market Comparable Yields	6.3%
Asset Backed Securities	479,267	Option Adjusted Spread	Indicative Quote for	–
			Comparable Security
Common Stocks	510,067	Enterprise Value	Valuation Multiple	8.9x-14.6x
Corporate Bonds	681,836	Option Adjusted Spread	Indicative Quote	–
		off the prior month end
		broker mark over the
		3 month LIBOR
Corporate Bonds	338,525	Model Price	Market Comparable Yields	5.7%
Corporate Bonds	5,568	Enterprise Value	Valuation Multiple	3.0x
Senior Floating Rate Interests	9,106,820	Model Price	Purchase Price	–
Senior Floating Rate Interests	1,893,496	Model Price	Market Comparable Yields	6.3%-5.5%
Senior Floating Rate Interests	536,250	Enterprise Value	Valuation Multiple	8.9x
Total	$14,559,545
Liabilities:
Unfunded Loan Commitments	438,720	Model Price	Purchase Price	–

Significant changes in an indicative quote, liquidation value, market comparable yield or valuation multiple would generally result in significant changes in the fair value of the security.
Any remaining Level 3 securities held by the Funds and excluded from the tables above, were not considered material to the Fund.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended November 30, 2017, the Fund had securities with a total value of $1,126,328 transfer into Level 2 from Level 3 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs. There were no other securities that transferred between levels.

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended November 30, 2017:

		Assets				Liabilities
	Senior Floating Rate Interests
						Unfunded Loan Commitments
		Asset-Backed Securities	Corporate Bonds	Common Stocks	Total

Beginning Balance	$14,048,028	$855,012	$4,013,632	$1,386,620	$20,303,292	$(671,334)
Purchases/(Receipts)	5,361,574	1,000,000	167	6,728	6,368,469	473,862
(Sales)/Fundings	(7,174,249)	(60,652)	(3,028,546)	(515,634)	(10,779,081)	(412,940)
Total realized gains or
(losses) included
in earnings	(202,565)	–	69,998	(1,260,202)	(1,392,769)	234,722
Total change in unrealized
gains or (losses)
included in earnings	311,303	11,426	(29,322)	892,555	1,185,962	(63,030)
Transfers out of Level 3	(807,525)	(318,803)	–	–	(1,126,328)	–
Ending Balance	$11,536,566	$1,486,983	$1,025,929	$510,067	$14,559,545	$(438,720)
Net Change in unrealized
appreciation (depreciation)
for investments in securities
still held at November 30,
2017	$37,565	$7,708	$(43,445)	$(465,156)	$(463,328)	$47,293

See notes to financial statements.

30 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2017

Affiliated Transactions
The Fund had the following transactions with affiliated securities during the period ended November 30, 2017:

							Interest and Amortization on Included Income

	Value			Change in	Value	Shares
Security Name	5/31/17	Additions	Reductions	Unrealized	11/30/17	11/30/17
Aspect Software Parent, Inc.	$862,445	$–	$–	$(490,863)	$371,582	57,610	$–
Aspect Software Parent, Inc.,
11.78%, due 05/25/18	385,000	151,250	–	–	536,250	536,250	31,285
Aspect Software Parent, Inc.,
11.85%, due 05/25/20	1,284,735	–	(16,407)	(6,316)	1,262,012	1,271,548	75,213
Targus Group International
Equity, Inc	49,647	–	–	12,786	62,433	33,098	–
Targus Group International
Equity, Inc., 15.00%,
due 12/31/19	158,467	8,366	(166,833)	–	–	–	9,669
Targus Group International,
Inc., 14.00% due 05/24/16	–	–	–	–	–	383,723	–
	$2,740,294	$159,616	$(183,240)	$(484,393)	$2,232,277		$116,167

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 31

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2017

ASSETS:
Investments in unaffiliated issuers, at value (cost $233,315,981)	$230,856,633
Investments in affiliated issuers, at value (cost $3,702,539)	2,232,277
Foreign currency, at value (cost $35,706)	35,706
Cash	243,448
Unrealized appreciation on forward foreign currency exchange contracts	16,308
Prepaid expenses	4,087
Receivables:
Interest	2,845,683
Investments sold	167,655
Tax reclaims	2,455
Total assets	236,404,252
LIABILITIES:
Unfunded loan commitments, at value (Note 11) (commitment fees received $1,053,661)	438,720
Reverse repurchase agreements (Note 7)	61,044,806
Borrowings	4,400,000
Unrealized depreciation on forward foreign currency exchange contracts	190,221
Segregated cash due to broker	524,000
Payable for:
Investments purchased	4,480,193
Investment advisory fees	190,876
Professional fees	85,562
Excise tax	49,000
Offering costs	48,401
Trustees fees and expenses*	7,792
Other liabilities	64,860
Total liabilities	71,524,431
NET ASSETS	$164,879,821
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
7,365,213 shares issued and outstanding	$73,652
Additional paid-in capital	174,151,710
Undistributed net investment income	1,236,671
Accumulated net realized loss on investments	(7,089,225)
Net unrealized depreciation on investments	(3,492,987)
NET ASSETS	$164,879,821
Net asset value	$22.39
* Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

32 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

STATEMENTS OF OPERATIONS (Unaudited)	November 30, 2017
For the Six Months Ended November 30, 2017

INVESTMENT INCOME
Interest from securities of unaffiliated issuers	$9,604,587
Interest from securities of affiliated issuers	116,167
Dividends	197,145
Total investment income	9,917,899
EXPENSES:
Management fees	1,135,888
Interest expense	616,277
Professional fees	71,623
Excise tax expense	49,000
Trustees' fees and expenses*	46,221
Fund accounting fees	37,530
Administration fees	30,314
Printing fees	20,482
Custodian fees	15,291
Registration and filings	12,078
Transfer agent fees	9,334
Insurance	3,393
Other expenses	734
Total expenses	2,048,165
Net investment income	7,869,734
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	251,718
Foreign currency transactions	10,653
Forward foreign currency contracts	(389,203)
Net realized loss	(126,832)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,137,053)
Investments in affiliated issuers	(484,393)
Foreign currency translations	8,605
Forward foreign currency contracts	(5,164)
Net change in unrealized appreciation (depreciation)	(1,618,005)
Net realized and unrealized loss	(1,744,837)
Net increase in net assets resulting from operations	$6,124,897
* Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 33

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2017

	Period Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,869,734	$12,815,839
Net realized loss on investments	(126,832)	(1,435,309)
Net change in unrealized appreciation (depreciation) on investments	(1,618,005)	17,066,099
Net increase in net assets resulting from operations	6,124,897	28,446,629
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(7,880,154)	(14,635,933)
SHAREHOLDER TRANSACTIONS:
Net proceeds from shares issued through at-the-market offering	7,861,338	8,558,824
Reinvestments	161,746	202,920
Common shares offering costs charged to paid-in-capital	(50,569)	(51,978)
Net increase in net assets resulting from shareholder transactions	7,972,515	8,709,766
Net increase in net assets	6,217,258	22,520,462
NET ASSETS:
Beginning of period	158,662,563	136,142,101
End of period	$164,879,821	$158,662,563
Undistributed net investment income at end of period	$1,236,671	$1,247,091

See notes to financial statements.

34 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS (Unaudited)	November 30, 2017
For the Six Months Ended November 30, 2017

Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$6,124,897
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	1,621,446
Net change in unrealized (appreciation) depreciation on foreign currency translations	(8,605)
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	5,164
Net realized gain on investments	(251,718)
Net accretion of bond discount and amortization of bond premium	(628,043)
Purchase of long-term investments	(69,090,887)
Paydowns received on mortgage and asset backed securities	8,259,695
Proceeds from sale of long-term investments	52,188,785
Net purchase of short-term investments	295,329
Other payments	722,029
Commitment fees paid on unfunded commitments	473,862
Loan commitment fundings	(412,940)
Decrease in interest receivable	20,714
Decrease in investments sold receivable	1,589,276
Decrease in tax claims receivables	7,959
Decrease in prepaid expenses	270
Decrease in payable for investments purchased	(859,300)
Decrease in management fees payable	(2,718)
Increase in excise tax payable	49,000
Increase in trustees' fees and expenses payable	1,508
Decrease in other liabilities	(65,012)
Net Cash Provided by Operating and Investing Activities	$40,711
Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	7,861,338
Distributions to common shareholders	(7,718,483)
Proceeds from reverse repurchase agreements	266,255,769
Payments made on reverse repurchase agreements	(266,546,964)
Payments made on borrowings	(100,000)
Offering costs in connection with the issuance of common shares	(29,920)
Net Cash Provided in Financing Activities	(278,260)
Net decrease in cash	(237,549)
Cash at Beginning of Period (including foreign currency)	516,703
Cash at End of Period (including foreign currency)	$279,154
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$463,187
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$161,668
Supplemental Disclosure of Non Cash Financing Activity:
Additional principal received on payment-in-kind bonds	$8,530

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS	November 30, 2017

Period Ended November 30, 2017 (Unaudited)			Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Period Ended May 31, 2014(a)

Per Share Data:
Net asset value, beginning of period	$22.62		$20.53	$23.34	$24.71	$23.82
Income from investment operations:
Net investment income(b)	1.09		1.91	2.02	1.95	1.64
Net gain (loss) on investments (realized and unrealized)	(0.23)		2.36	(2.65)	(1.16)	0.71
Total from investment operations	0.86		4.27	(0.63)	0.79	2.35
Less distributions from:
Net investment income	(1.09)		(2.18)	(2.18)	(1.57)	(1.46)
Capital gains	–		–	–	(0.59)	–
Total distributions to shareholders	(1.09)		(2.18)	(2.18)	(2.16)	(1.46)
Net asset value, end of period	$22.39		$22.62	$20.53	$23.34	$24.71
Market value, end of period	$21.87		$23.18	$19.86	$23.07	$24.68

Total Return(c))
Net asset value	3.86%		21.55%	(2.31%)	3.45%	10.12%
Market value	(0.98%)		28.83%	(4.00%)	2.54%	5.08%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$164,880		$158,663	$136,142	$154,753	$163,815
Ratio to average net assets of:
Net investment income, including interest expense	9.67	%(i)	8.67%	9.68%	8.23%	7.28%
Total expenses,including interest expense(d)	2.48	%(i)	2.52%	2.27%	2.04%	1.73%
Portfolio turnover rate(e)	23%		47%	63%	55%	54%

See notes to financial statements.

36 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2017

		Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Period Ended May 31, 2014(a)
	Period Ended November 30, 2017 (Unaudited)
Senior Indebtedness:
Borrowings committed facility agreement (in thousands)	$4,400	$4,500	N/A	N/A	N/A
Asset Coverage per $1,000 of borrowings(g)	$52,021	$49,871	N/A	N/A	N/A
Reverse repurchase agreements (in thousands)(h)	$59,613	$61,259	$59,667	$65,943	$53,344
Total borrowings and reverse repurchase agreements outstanding (in thousands)	$64,013	$65,759	$59,667	$65,943	$53,344
Asset Coverage per $1,000 of indebtedness(f)	$3,576	$3,413	$3,282	$3,360	$53,344

(a)	Since commencement of operations: June 26, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distribution are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)
Excluding interest expense, the annualized operation expense ratio would be 1.72%, 1.88%, 1.82%, 1.76% and 1.55% for the period ended November 30, 2017 and the years ended May 31, 2017, May 31, 2016, May 31, 2015 and May 31, 2014, respectively.

(e)	Portfolio turnover is not annualized for periods less than one year.
(f)
Calculated by subtracting the Fund's total liabilities (not including borrowings or reverse repurchase agreements) from the Fund's total assets and dividing by the total borrowings and reverse repurchase agreements.

(g)	Calculated by subtracting the Fund's total liabilities (not including the borrowings or reverse repurchase agreements) from the Fund's total assets and dividing by the borrowings.
(h)
As a result of the Fund having earmarked or segregated cash or liquid securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the "SEC"), the Fund doesn't treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

(i)	Annualized. Total expenses include excise tax expense, which is not annualized.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2017

Note 1 – Organization
Guggenheim Credit Allocation Fund (the "Fund") was organized as a Delaware statutory trust on June 7, 2012, and commenced investment operations on June 26, 2013. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").
The Fund's investment objective is to seek total return through a combination of current income and capital appreciation.
Note 2 – Significant Accounting Policies:
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the "Board") has adopted policies and procedures for the valuation of the Fund's investments (the "Valuation Procedures"). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim's investment management, fund administration, legal and compliance departments (the "Valuation Committee"), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund's securities and/or other assets.
Valuations of the Fund's securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange ("NYSE") or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

Open-end investment companies ("Mutual Funds") are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds ("ETFs") and closed-end investment companies ("CEFs") are valued at the last quoted sale price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC ("GFIA", or the "Adviser") are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security's (or asset's) "fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

(c) Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
(d) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in foreign currency transactions.
(e) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
(f) Indemnifications
Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enter's into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be

40 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expect's the risk of loss to be remote.
Note 3 – Financial Instruments and Derivatives:
As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.
Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.
The Fund may utilize derivatives for the following purposes:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.
The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.
The following table represents the Fund's use, and volume of forward currency exchange contracts on a quarterly basis:
			Average Settlement
Fund	Use	Purchased	Sold
Guggenheim Credit Allocation Fund	Hedge	$33,943	$11,206,940

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund's Statement of Assets and Liabilities as of November 30, 2017:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of the Fund's derivative investments categorized by primary risk exposure at November 30, 2017:
		Forward Foreign Currency Exchange Contracts

	Primary Risk Exposure
Asset Derivative Investments Value	Foreign Exchange Risk	$16,308
Liability Derivative Investments Value	Foreign Exchange Risk	$190,221

The following is a summary of the location of derivative investments on the Fund's Statement of Operations for the period ended November 30, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain(loss) on forward foreign
currency exchange contracts
Net change in unrealized appreciation (depre-
ciation) on forward foreign currency exchange
contracts

The following is a summary of the Fund's realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended November 30, 2017:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Forward Foreign Currency Exchange Contracts

Primary Risk Exposure
Foreign exchange risk	$ (389,203)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations

Forward Foreign Currency Exchange Contracts

Primary Risk Exposure
Foreign exchange risk	$ (5,164)

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Fund.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP:

Net Amount
		Gross Amounts	of Assets	Gross Amounts Not Offset
	Gross	Offset In the	Presented on the	in the Statement of
	Amounts of	Statements of	Statements of	Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral
Instrument	Assets	Liabilities	Liabilities	Instruments	Received	Net Amount

Forward
Foreign
currency
exchange
contracts	$ 16,308	$ –	$ 16,308	$ (716)	$ –	$ 15,592

Net Amount
		Gross Amounts	of Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross	Offset In the	Presented on the
	Amounts of	Statements of	Statements of
	Recognized	Assets and	Assets and	Financial	Cash Collateral
Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Net Amount

Forward
Foreign
currency
exchange
contracts	$ 190,221	$ –	$ 190,221	$ (716)	$ –	$ 189,505
Reverse
Foreign
Repurchase
Agreements	61,044,806	–	61,044,806	(61,044,806)	–	–

The following table presents deposits held by others in connection with derivative investments as of November 30, 2017. The derivatives tables following the Schedule of Investments list each counterparty for which cash collateral may have been pledged or received at period end. The Fund has the right to offset these deposits against any related liabilities outstanding with each counterparty.

Counterparty	Asset Type	Cash Pledged	Cash Received
Guggenheim Credit Allocation Fund
Citigroup	Reverse Repurchase Agreements	–	284,000
Nomura Group	Reverse Repurchase Agreements	–	240,000
Guggenheim Credit Allocation Fund Total		–	524,000

Note 5 – Fees and Other Transactions with Affiliates:
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC ("GPIM" or "Sub-Adviser"), provides personnel including certain officers required for the Fund's administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM's affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund's total assets minus the sum of its accrued liabilities. Total assets means all of the Fund's assets and is not limited to its investment securities. Accrued liabilities means all of the Fund's liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
MUFG Investor Services (US) LLC ("MUIS") acts as the Fund's administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Fund's securities and cash. The Bank of New York ("BNY") acts as the Fund's custodian. As custodian, BNY is responsible for the custody of the Fund's assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund's average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 6 – Fair Value Measurement:
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

Independent pricing services are used to value a majority of the Fund's investments. When values are not available from a pricing service, they may be computed by the Fund's investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Fund's assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund's assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Reverse Repurchase Agreements:
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. For the period ended November 30, 2017, the average daily balance for which reverse repurchase agreements were outstanding amounted to $60,145,440. The weighted average interest rate was 1.88%. As of November 30, 2017, there was $61,044,806 in reverse repurchase agreements outstanding.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2017, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and			Greater than
	Continuous	Up to 30 days	31-90 days	90 days	Total

Corporate Bonds	$ 6,301,250	$ 22,027,028	$ 13,802,605	$ 18,683,371	$ 60,814,254
Gross amount of
recognized
liabilities for
reverse repurchase
agreements	$6,301,250	$ 22,027,028	$ 13,802,605	$ 18,683,371	$ 60,814,254

As of November 30, 2017, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates	Maturity Dates	Face Value
Barclays	1.74% - 1.99%	12/01/17	$3,233,437
Barclays	(1.00%)-(0.25%)	Open Maturity	2,928,750
BNP Paribas Bank	1.79% - 2.15%	12/21/17-2/13/18	9,210,000
Citigroup	(1.00%) - 1.00%	Open Maturity	3,372,500
HSBC	2.05%	01/03/18	5,959,875
JPMorgan Chase Bank	1.99%	12/08/17	7,567,000
Nomura Securities	1.71%	12/18/17	8,118,000
Royal Bank of Canada	2.16%	02/26/18	1,346,000
Societe Generale	2.25%	04/12/18	19,078,692
			$60,814,254

Note 8 – Borrowings:
On September 16, 2016, the Fund entered into a $10,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 1 month LIBOR plus 1%. An unused fee of 10 basis points was charged on the difference between 60% of the amount available to borrow under the credit agreement and the actual amount borrowed. As of November 30, 2017, there was $4,400,000 outstanding in connection with the Fund's credit facility. The average daily amount of borrowings on the credit facility during the period ended November 30, 2017, was $4,480,328 with a related average interest rate of 2.23%. The maximum amount outstanding during the period ended November 30, 2017 was $4,500,000. As of November 30, 2017, the total value of securities segregated and pledged as collateral in connection with borrowings was $7,860,523.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund's ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a "closed-end management investment company" as defined in the 1940 Act.
There is no guarantee that the Fund's leverage strategy will be successful. The Fund's use of leverage may cause the Fund's NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 9 – Federal Income Tax Information:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.
The Fund is subject to an excise tax of 4% of the amount by which 98% of the Fund's annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.
As of November 30, 2017, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

	Gross Tax	Gross Tax	Net Tax
Tax Cost	Unrealized Gain	Unrealized Loss	Unrealized Loss
$237,155,455	$8,186,585	$(12,427,042)	$(4,240,457)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, non-real estate investment trust return of capital and collateralized loan obligations.
As of May 31, 2017, (the most recent fiscal year end for federal income tax purposes) tax components of accumulated earnings (excluding paid-in capital) were as follows:
Undistributed Ordinary Income	Accumulated Long-Term Gains/(Accumulated Capital Losses)	Unrealized Appreciation/ (Depreciation)
$1,429,158	$(6,834,381)	$(2,185,061)

For the year ended May 31, 2017, (the most recent fiscal year end for federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2017
Ordinary Income	$14,635,933

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund's tax returns that would not meet a more—likely—than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 10 – Securities Transactions:
For the period ended November 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were $69,090,887 and $52,188,785, respectively.
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period November 30, 2017, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$3,211,295	$2,622,656	$156,107

Note 11 – Loan Commitments:
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of November 30, 2017. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of November 30, 2017, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $85,894,022.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

The unfunded loan commitments as of November 30, 2017, were as follows:

Borrower	Maturity Date	Face Amount	Value
Acosta, Inc.	09/26/19	$1,022,222	$49,535
Advantage Sales & Marketing, Inc.	07/25/19	900,000	38,108
American Stock Transfer & Trust	06/26/18	400,000	5,735
Aspect Software, Inc.	05/25/18	13,750	–
BBB Industries, LLC	11/04/19	1,100,000	58,206
Bullhorn, Inc.	11/21/18	701,236	11,189
Ceva Logistics Holdings BV (Dutch)	03/19/19	159,402	4,751
Cypress Intermediate Holdings III, Inc.	04/27/22	450,000	49,228
Hillman Group, Inc.	06/30/19	578,571	20,111
Itron, Inc.	03/17/18	1,050,000	–
Learning Care Group (US), Inc.	05/05/19	500,000	29,916
Lytx, Inc.	08/31/22	157,895	18,753
PowerSchool, Inc.	07/29/21	450,000	34,341
Pro Mach Group, Inc.	10/22/19	650,000	29,631
Severin Acquisition LLC	07/30/21	300,003	30,595
Signode Industrial Group	05/01/19	1,050,000	37,055
Signode Industrial Group US, Inc.	05/01/19	350,000	12,351
Wencor Group	06/19/19	253,846	9,215
		$10,086,925	$438,720

Note 12 – Restricted Securities:
The securities below are considered illiquid and restricted under guidelines established by the Board of Trustees:

Restricted Securities	Acquisition Date	Cost	Value
Princess Juliana International Airport
Operating Company N.V.
5.50% due 12/20/27	02/05/14	$ 378,699	$ 338,525
Schahin II Finance Co. SPV Ltd.
5.88% due 9/25/22	01/18/14	783,911	115,533
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48	11/27/13	282,412	275,779
		$ 1,445,022	$ 729,837

50 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2017

Note 13 – Capital:
In connection with its organization process, the Fund sold 4,189 shares of beneficial interest to Guggenheim Funds Distributors, LLC, an affiliate of the Adviser, for consideration of $100,012 at a price of $23.88 per share. The Fund issued 6,000,000 shares of common stock in its initial public offering. These shares were issued at $23.88 per share after deducting the sales load but before underwriters' expense reimbursement.
In connection with the initial public offering of the Fund's common shares, the underwriters were granted an option to purchase additional common shares. The underwriters purchased, at a price of $23.88 per common share (after deducting the sales load but before offering expenses incurred by the Fund), 625,000 common shares of the Fund and 125,000 common shares on July 19, 2013 and August 13, 2013, respectively, pursuant to the over-allotment option.
Offering costs, estimated at $331,250 or $0.05 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser and GPIM have agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.05 per common share.
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 7,365,213 issued and outstanding.
Transactions in common shares were as follows:
	Period Ended	Year Ended
	November 31, 2017	May 31, 2017
Beginning Shares	7,013,806	6,629,959
Common shares issued through at-the-market offering	344,230	374,788
Common shares issued through dividend reinvestment	7,177	9,059
Ending Shares	7,365,213	7,013,806

On September 7, 2016, the Fund's shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allowed for the issuance of up to $100,000,000 of common shares. The Fund entered into an agreement with Cantor Fitzgerald & Co. for the sale of up to an additional 2,632,734 shares.
The Adviser has paid the costs associated with the at-the-market offering of shares and will be reimbursed by the Fund up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement, not to exceed the amount of actual offering costs incurred. For the six months ended November 30, 2017, the Fund incurred $50,569 of expenses associated with the at-the-market offerings.
Note 14 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund's financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 51

OTHER INFORMATION (Unaudited)	November 30, 2017

Federal Income Tax Information
In January 2018, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2017.
Sector Classification
Information in the "Schedule of Investments" is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. In the Fund's registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usual classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
The Trustees of the Credit Allocation Fund and their principal business occupations during the past five years:

Name, Address* and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2013	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	95	Current: Trustee, Purpose Investments Funds (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2014	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	92	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee (Effective 5/24/17)	Since 2014	Current: President, Washburn University (1997-present).	92	Current: Westar Energy, Inc. (2004- present); CoreFirst Bank & Trust (2000-present).

52 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2017

Name, Address* and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees continued:
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2013	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	92	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee	Since 2013	Current: Consultant (1998-present). Former: Arthur Andersen LLP (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	92	Former: GP Natural Resource Partners, LLC (2002-2017). Former: Peabody Energy Company (2003-April 2017).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2013	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	97	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	92
Current: Robert J. Dole Institute of
Politics (2016-present); Stormont-Vail
Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University (1999-present).

Former: Topeka Community Foundation (2009-2014).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 53

OTHER INFORMATION (Unaudited) continued	November 30, 2017

Name, Address* and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees continued:
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2013	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	94	Former: Bennett Group of Funds (2011-2013).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
This is the period for which the Trustee began serving the Fund. After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves:

—	Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund's annual meeting of shareholders for the fiscal year ended May 31, 2018.
—	Messrs. Karn, Oliverius and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund's annual meeting of shareholders for the fiscal year ended May 31, 2019.
—	Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund's annual meeting of shareholders for the fiscal year ended May 31, 2020.

54 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2017

Principal Executive Officers
The Principal Executive Officers of the Credit Allocation Fund, who are not trustees, and their principal occupations during the past five years:
Name, Address* and Year of Birth	Position(s) held with the Fund	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Principal Executive Officers:
Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2013
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present). AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2013
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith Kemp (1960)	Assistant Treasurer	Since 2016
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners Investments Management, LLC (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investments, LLC(2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President, Chief Executive Officer (Effective November 2017) and Chief Legal Officer	Since 2013
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (November 2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 55

OTHER INFORMATION (Unaudited) continued	November 30, 2017

Name, Address* and Year of Birth	Position(s) held with the Fund	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Principal Executive Officers continued:
Mark E. Mathiasen (1978)	Secretary	Since 2013	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016
Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).

Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Vice President, Guggenheim Investments (2012-present).
Adam J. Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2013
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2013
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

56 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2017

Name, Address* and Year of Birth	Position(s) held with the Fund	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Principal Executive Officers continued:
Jon Szafran (1989)	Assistant Treasurer	Since November 2017
Current: Vice President, Guggenheim Investments (July 2017-present); Assistant Treasurer, certain other funds in the Fund Complex (November 2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (February-June 2017); Senior Analyst of US Fund Administration, HGINA (2014-January 2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 57

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2017

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the "Plan Administrator"), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

58 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2017

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 59

FUND INFORMATION	November 30, 2017

Board of Trustees
Randall C. Barnes
Donald A. Chubb, Jr.
Jerry B. Farley
Roman Friedrich III
Robert B. Karn III
Ronald A. Nyberg
Maynard F. Oliverius
Ronald E. Toupin, Jr.,
Chairperson

Principal Executive Officers
Amy J. Lee
President, Chief Executive Officer and
Chief Legal Officer

Joanna M. Catalucci
Chief Compliance Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

60 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

FUND INFORMATION continued	November 30, 2017

Privacy Principles of Guggenheim Credit Allocation Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Credit Allocation Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Credit Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund's website at guggenheiminvestments.com/ggm or by accessing the Fund's Form N-PX on the U.S. Securities and Exchange Commission's (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or at guggenheiminvestments.com/ggm. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 61

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ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC ("GPIM") is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM's investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM's investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606 Member FINRA/SIPC (01/18)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GGM-SAR-1117

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)     Not applicable for a semi-annual reporting period.
(b)     There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)     The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)     The registrant has not participated in securities lending activities during the period covered by this report.
(b)     Not applicable.
Item 13.  Exhibits.
(a)(1)  Not applicable.
(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)  Not applicable.
 (b)     Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Guggenheim Credit Allocation Fund
By:           /s/ Amy J. Lee
Name:     Amy J. Lee
Title:       President, Chief Executive Officer and Chief Legal Officer
Date:       February 7, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:           /s/Amy J. Lee
Name:     Amy J. Lee
Title:       President, Chief Executive Officer and Chief Legal Officer
Date:       February 7, 2018
By:           /s/ John L. Sullivan
Name:     John L. Sullivan
Title:       Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:       February 7, 2018